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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  April 2, 1997



                             SHOPKO STORES, INC.
             (Exact name of registrant as specified in its charter)



Minnesota                             1-10876                     41-0985054
---------                             -------                     ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                  Identification
incorporation)                                                        No.)


               700 Pilgrim Way
             Green Bay, Wisconsin                             54304
        ---------------------------------------             ----------
       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (414) 497-2211






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      Item 5.  Other Events.
               -------------


     ShopKo Stores, Inc. a Minnesota corporation ("ShopKo") announced today that the Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of September 7, 1996, as amended, between ShopKo, Phar-Mor, Inc. ("Phar-Mor") and Cabot Noble, Inc. ("Cabot Noble") has been terminated by the mutual agreement of ShopKo and Phar-Mor. Certain additional information regarding the termination is contained in ShopKo's press release dated April 2, 1997, which is incorporated herein by reference and attached hereto as an exhibit. The foregoing summary of such exhibit is qualified in its entirety by reference to the complete text of such exhibit.

     Item 7.  Financial Statements and Exhibits

(c) Exhibits


    Exhibit Number  Description
    --------------  ----------------------------------

    99.1            Press Release dated April 2, 1997.



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 2, 1997            SHOPKO STORES, INC.



                                 By: /s/ Jeffrey A. Jones
                                     --------------------
                                     Jeffrey A. Jones, Chief Financial Officer





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                                 EXHIBIT INDEX


               Exhibit No.     Description
               -----------  -------------------------------------

                 99.1          Press Release dated April 2, 1997.












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